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                                                                  EXHIBIT 99.507


          PEROT SYSTEMS' SERVICE OFFERINGS TO CALIFORNIA POWER EXCHANGE

Perot Systems Corporation wishes to continue its engagement at the PX based on a service offering which allows it to become an extension of the PX business and IT functions in order to provide the following value added services:

     o    Business consultancy;

     o    Specialized applications development;

     o    Specialized applications support and upgrade; and

     o    Specialized operations support.

Specialized applications are those that cannot be readily developed by any software developer in the market due to the complexity of the algorithms, complexity of data interfaces and business rules, confidential nature of the applications, etc.

The main elements of this service offering is for Perot Systems to:

     o    Have an ongoing presence at the PX;

     o "Absorb", under PX guidance and direction, some of the existing "individual" contractors working in specialized areas in order to ensure cost effectiveness and continuity of service;

     o "Partner", under PX guidance and direction, with existing major developers at the PX;

     o Initiate specific projects in response to the PX pressing need that go beyond the capability of ongoing resources assigned to the PX;

     o    Interact with PX participants and the ISO as directed by the PX; and

     o    Train PX's own IT staff in all service areas.





06/29/02                          CONFIDENTIAL DRAFT                           1
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
                                                        CURRENT        PROPOSED BUDGET       PROPOSED BUDGET     PROPOSED BUDGET
                                   PROPOSED NO. OF      SPENDING       PER MONTH             PER MONTH (ANNUAL   PER MONTH (LARGE
SERVICE AREA                       PSC ASSOC.           PER MONTH*     (MONTHLY CONTRACT)    CONTRACT)**         ANNUAL CONTRACT)***
-------------                      ---------------      ----------     ------------------    -----------------   -------------------

Business Consulting to                    3               $115,000          $116,000             $106,000           $ 96,000
Scheduling and Trading;
Business and Regulatory
Affairs; Settlements; and
Market Compliance

Development, support                     11               $330,000          $330,000             $300,000           $270,000
and upgrade of                     (Accounts for
Specialized                        round the clock
Applications****                    Apps support)


Specialized Operations                    5               $ 90,000          $150,000             $135,000           $120,000
Support                            (round the clock
                                    Ops support)


TOTAL                                 19*****


* Estimate assumes development of the Bookout application and includes current contractors other than PSC's.

** 10% discount applied if total annual contract of $3.5M or more is signed. Prices do not contain reasonable travel expenses.

*** Additional 10% discount applied if total annual contract is equal or greater than $5M. All figures exclude reasonable cost of travel.

**** Some specialized applications (depending on their timeline, etc.) would require a project-based approach in addition to the base development budgeted here - a joint team from the PX and PSC to identify the needs for the additional applications development projects.

***** The numbers may vary from month to month to reflect development needs. All figures exclude reasonable cost of travel.


06/29/02                          CONFIDENTIAL DRAFT                           2

                                                    CURRENT         PROPOSED BUDGET       PROPOSED BUDGET     PROPOSED BUDGET PER
                                PROPOSED NO.        SPENDING PER    PER MONTH             PER MONTH (ANNUAL   MONTH (LARGE ANNUAL
SERVICE AREA                    OF PSC ASSOC.       MONTH*          (MONTHLY CONTRACT)    CONTRACT)**         CONTRACT)***
------------                    -------------       ------------    ------------------    -----------------   -------------------

Business Consulting                 1.5               $ 65,000                $ 58000          $ 53,000             $ 48,000
to Business and
Regulatory Affairs

Business Consulting                  1                $ 42,000               $ 38,000          $ 35,000             $ 32,000
to Scheduling and
Trading

Business consulting                 0.25              $  4,000               $ 10,000          $  9,000             $  8,000
to Market
Compliance

Business Consulting
to Settlements                      0.25              $  4,000               $ 10,000          $  9,000             $  8,000


Development of                       6                $240,000*              $180,000          $165,000             $150,000
Specialized
Applications****

Support and
Upgrade of                           5                $ 90,000               $150,000          $135,000             $120,000
Specialized                   (Accounts for
Applications                 round the clock
                                 support)


Operations Support                   5                $ 90,000               $150,000          $135,000             $120,000
                               (round the
                              clock support)

Total                            19*****



* Estimate assumes development of the Bookout application and includes current contractors other than PSC's.

**       10% discount if annual contract of $3.5M or higher is signed.

***      Additional 10% discount if all services are adopted.

**** Some specialized applications (depending on their timeline, etc.) would require a project-based approach in addition to the base development budgeted here - a joint team from the PX and PSC to identify the needs for the additional applications development projects.

*****    The numbers may vary from month to month to reflect development needs.


06/29/02                          CONFIDENTIAL DRAFT                           3